UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 15, 2026

RIDGEFIELD ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-16335	84-0922701
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

732 S 6th St., Suite R
Las Vegas, Nevada	89101
(Address of Principal Executive Offices)	(Zip Code)

(510) 244-0424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On January 15, 2026, Ridgefield Acquisition Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, which became effective upon filing at 6:00 p.m. Eastern Time (the “Reverse Split Effective Time”). Pursuant to this amendment, the Company effected a 1-for-10,000 reverse stock split of its issued and outstanding common stock, par value $0.001 per share (the “Common Stock”), such that each 10,000 shares of Common Stock issued and outstanding immediately prior to the Reverse Split Effective Time were automatically combined into one (1) share of Common Stock (the “Reverse Split”). No fractional shares were issued in connection with the Reverse Split.

Stockholders holding fewer than 10,000 shares of Common Stock immediately prior to the Reverse Split were cashed out and received a cash payment of $0.02 per share of Common Stock held immediately prior to the Reverse Split, which amount represents the fair market value of such shares as determined by the Company’s Board of Directors.

Immediately following the Reverse Split, the Company filed a second Certificate of Amendment to its Articles of Incorporation, which became effective immediately after the Reverse Split Effective Time, at 6:01 p.m. Eastern Time. Pursuant to this amendment, the Company effected a 10,000-for-1 forward stock split, pursuant to which each share of Common Stock outstanding following the Reverse Split was automatically converted into 10,000 shares of Common Stock (the “Forward Split,” and together with the Reverse Split, the “Stock Splits”). As a result of the Forward Split, stockholders who were not cashed out in the Reverse Split held the same number of shares of Common Stock immediately after the Forward Split as they held immediately prior to the Reverse Split.

The foregoing description of the Certificates of Amendment to the Company’s Articles of Incorporation is not complete and is subject to and qualified in its entirety by reference to each such Certificate of Amendment, copies of which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Articles of Incorporation, filed on January 15, 2026, to effect the 1-for-10,000 Reverse Stock Split.
3.2	Certificate of Amendment to the Articles of Incorporation, filed on January 15, 2026, to effect the 10,000-for-1 Forward Stock Split.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2026	RIDGEFIELD ACQUISITION CORP.

	By:	/s/ Steven N. Bronson
Steven N. Bronson
President and Chief Executive Officer

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